UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL CORPORATE
DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JANUARY 31, 2011

Schedule of investments (unaudited)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.4%
CONSUMER DISCRETIONARY — 12.4%
Auto Components — 1.1%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	770,000		$848,925	(a)(b)(c)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,115,088	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	2,133,752	(a)
Total Auto Components					4,097,765
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,538,026
Diversified Consumer Services — 0.7%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	547,209	GBP	984,731
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,500,000		1,571,250
Total Diversified Consumer Services					2,555,981
Hotels, Restaurants & Leisure — 2.1%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	780,000	EUR	1,086,626	(a)
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,140,000	(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,000,000		1,087,500
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,122,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	615,001	GBP	1,048,795
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,000,000		967,500	(a)(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,195,000
Total Hotels, Restaurants & Leisure					7,647,921
Household Durables — 0.4%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	1,500,000		1,608,750
Leisure Equipment & Products — 0.3%
Carlson Wagonlit BV, Senior Notes	6.795%	5/1/15	840,000	EUR	1,132,835	(a)(d)
Media — 6.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,146,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,679,900
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		1,966,253	(c)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	1,979,262
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,831,850	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	952,929
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	292,000	EUR	149,922	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,044,200
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	500,000	EUR	696,555	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,153,583
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,110,392
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,905,317
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	600,000	EUR	897,478	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,114,645	(a)
Virgin Media Finance PLC, Senior Bonds	8.875%	10/15/19	560,000	GBP	1,022,621
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,088,475	(a)
Total Media					22,740,107
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	2,000,000		2,105,000	(b)(c)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		167,400	(c)
Total Multiline Retail					2,272,400
Specialty Retail — 0.3%
Edcon Proprietary Ltd., Senior Notes	4.276%	6/15/14	960,000	EUR	1,153,372	(a)(d)
TOTAL CONSUMER DISCRETIONARY					45,747,157

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONSUMER STAPLES — 4.9%
Food & Staples Retailing — 0.8%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		$1,037,192	(c)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,082,082
Total Food & Staples Retailing					3,119,274
Food Products — 0.7%
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	758,304	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,500,000		1,771,875
Total Food Products					2,530,179
Tobacco — 3.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,376,849	(c)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,059,517
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,900,518	(c)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,496,797
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,638,705	(c)
Total Tobacco					12,472,386
TOTAL CONSUMER STAPLES					18,121,839
ENERGY — 10.8%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		318,000
Oil, Gas & Consumable Fuels — 10.7%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,340,497	(c)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,500,000		1,481,250
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,984,235		2,136,594	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,918,125	(e)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,312,560	(c)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,471,330
Indo Integrated Energy BV, Senior Subordinated Notes	9.000%	6/1/12	470,000		500,283
Infinis PLC, Senior Notes	9.125%	12/15/14	472,000	GBP	807,108	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	480,000		525,600
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,089,858	(a)(c)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		843,750	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,274,773
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		331,313	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,930,215	(a)(c)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,000,000		1,065,000	(a)(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,130,000		1,125,582	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,000,000		982,500	(a)(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		915,548	(c)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		770,148
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,159,800	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		748,066	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		1,889,406	(a)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,676,250	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,636,927	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,136,634	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,100,000	(a)(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,691,990	(a)(e)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		629,815
Total Oil, Gas & Consumable Fuels					39,490,922
TOTAL ENERGY					39,808,922
FINANCIALS — 30.0%
Capital Markets — 3.2%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	320,000		324,484
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	4,268,559	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Capital Markets — continued
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		$1,103,375	(c)(d)(f)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	864,026
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,308,030
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,827,949
Total Capital Markets					11,696,423
Commercial Banks — 16.5%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	728,978	(c)(d)(f)
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,703,959
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,449,936	(a)
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	800,000		825,000	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,277,200	(a)(c)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		864,875	(a)(c)
Barclays Bank PLC, Subordinated Notes	6.369%	12/15/19	1,950,000	GBP	2,686,303	(c)(d)(f)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	660,000		668,152	(c)
BB&T Capital Trust IV, Junior Subordinated Debentures	6.820%	6/12/57	2,700,000		2,676,961	(c)(d)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	597,490	(d)(f)
BNP Paribas, Subordinated Notes	8.667%	9/11/13	1,600,000	EUR	2,343,985	(c)(d)(f)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,674,922
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	551,768	(c)(d)(f)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,669,150	(a)(d)(f)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,742,614	(c)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,542,854	(d)(f)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,900,000		1,895,421	(a)(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,555,372	(d)
Intesa Sanpaolo SpA, Subordinated Notes	6.625%	5/8/18	1,200,000	EUR	1,618,119
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	602,255	(d)(f)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	520,000		505,686	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	111,008	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,042,392	(d)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	382,418	(a)(c)(d)(f)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,650,000		1,701,563	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,588,719	(a)(c)(d)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		92,273	(a)(d)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		3,941,988	(c)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,730,719
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	578,869	(c)(d)(f)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	661,094	(d)(f)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,299,799	(d)(f)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,800,256	(a)(c)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,852,904
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,565,343	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/21/11	760,000		665,950	(d)(f)
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	1,100,000		1,140,590	(c)(d)(f)
Westpac Banking Corp., Senior Notes	4.250%	9/22/16	1,250,000	EUR	1,750,642
Total Commercial Banks					61,087,527
Consumer Finance — 1.7%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,835,925	(c)(d)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,408,050	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		$1,963,077
Total Consumer Finance					6,207,052
Diversified Financial Services — 5.1%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		978,867	(a)(e)
Citigroup Inc., Senior Notes	7.375%	9/4/19	3,300,000	EUR	5,145,118
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		3,142,500	(c)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,177,606	(a)(c)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,216,500	(c)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	2,000,000		2,245,000	(a)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	848,189	(a)
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,480,176	(c)
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,051,091	(c)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	676,800	EUR	1,026,255	(a)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	709,733	(d)(f)
Total Diversified Financial Services					19,021,035
Insurance — 3.3%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,418,315	(c)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,797,694	(d)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	621,252	(c)(d)(f)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,770,000	(a)(c)(d)(f)
ELM BV	5.252%	5/25/16	550,000	EUR	683,377	(c)(d)(f)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,445,196	(a)(c)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	602,426	(c)(d)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		324,750	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	650,346	(c)(d)(f)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	923,591	(a)
Sampo Oyj, Senior Notes	6.339%	4/10/12	550,000	EUR	783,631
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,112,525
Total Insurance					12,133,103
Real Estate Management & Development — 0.2%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	390,000	GBP	621,598	(a)
TOTAL FINANCIALS					110,766,738
HEALTH CARE — 2.6%
Health Care Providers & Services — 2.2%
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	150,000	GBP	246,435	(a)
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,500,000		1,621,875	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,076,185	(c)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	360,000	EUR	506,449	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,178,750
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,532,628
Total Health Care Providers & Services					8,162,322
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,559,300	(a)
TOTAL HEALTH CARE					9,721,622
INDUSTRIALS — 5.3%
Air Freight & Logistics — 0.3%
TGI International Ltd., Senior Notes	9.500%	10/3/17	850,000		950,938	(a)
Airlines — 2.8%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,799,444		4,065,405
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,629,350	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,578,750	(a)(c)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	103,874		120,234
Total Airlines					10,393,739
Commercial Services & Supplies — 0.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,250,000		1,418,750

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — continued
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		$1,532,476
Total Commercial Services & Supplies					2,951,226
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,569,625	(a)
Road & Rail — 1.0%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,154,884
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,333,000		1,477,964	(c)
Total Road & Rail					3,632,848
TOTAL INDUSTRIALS					19,498,376
INFORMATION TECHNOLOGY — 0.6%
Communications Equipment — 0.6%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,135,000
MATERIALS — 8.6%
Chemicals — 1.0%
CF Industries Inc., Senior Notes	6.875%	5/1/18	450,000		495,000
CF Industries Inc., Senior Notes	7.125%	5/1/20	600,000		668,250
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	923,047	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,663,125	(c)
Total Chemicals					3,749,422
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	933,315
Containers & Packaging — 1.4%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	799,480	EUR	1,146,602	(b)
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	710,000	EUR	962,376	(a)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	798,000	EUR	1,212,766	(a)(g)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	630,000	EUR	910,006	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		951,812	(a)
Total Containers & Packaging					5,183,562
Metals & Mining — 4.3%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,174,250	(a)(c)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		497,950	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		510,188	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,710,000		1,908,972	(c)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,518,000	(a)(c)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,060,000	(c)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	349,000	EUR	514,866	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,720,407	(e)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		748,039
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,594,016	(e)
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		359,517	(e)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,679,900	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		289,900	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,363,958
Total Metals & Mining					15,939,963
Paper & Forest Products — 1.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,388,986	(c)
M-real OYJ, Senior Notes	8.750%	4/1/13	730,000	EUR	1,076,939
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,511,250	(c)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	1,007,695	(a)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	640,000	EUR	939,785	(a)
Total Paper & Forest Products					5,924,655
TOTAL MATERIALS					31,730,917
TELECOMMUNICATION SERVICES — 7.6%
Diversified Telecommunication Services — 5.2%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		249,275	(a)(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		368,338	(a)
British Telecommunications PLC, Senior Bonds	8.750%	12/7/16	1,200,000	GBP	2,321,343
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,210,000	(a)(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
ERC Ireland Preferred Equity Ltd., Senior Notes	8.050%	2/15/17	1,080,814	EUR	$63,094	(a)(b)(d)
Koninklijke KPN NV, Senior Notes	7.500%	2/4/19	1,150,000	EUR	1,913,707
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		623,413	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	387,867	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	322,791	(a)
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	500,000		506,845
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,896,663
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,134,418
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,243,437	(a)(e)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	974,835	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		200,270	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,010,000		1,047,875	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,705,628	EUR	2,714,740	(a)(b)
Total Diversified Telecommunication Services					19,178,911
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,271,677	(c)(e)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		676,105
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		675,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,092,500	(c)
True Move Co., Ltd.	10.750%	12/16/13	2,530,000		2,732,400	(a)(e)
True Move Co., Ltd., Notes	10.750%	12/16/13	260,000		280,800	(a)
Total Wireless Telecommunication Services					8,728,482
TOTAL TELECOMMUNICATION SERVICES					27,907,393
UTILITIES — 4.6%
Electric Utilities — 1.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	132,839		133,835
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,887,900	(a)(c)(e)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,038,342	(c)
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,070,232	(c)
Total Electric Utilities					5,130,309
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Notes	5.125%	12/2/16	650,000	GBP	1,093,731
Independent Power Producers & Energy Traders — 1.4%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,017,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,419,906	(a)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	197,000		147,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		545,590
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,201,906
Total Independent Power Producers & Energy Traders					5,332,652
Multi-Utilities — 1.5%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,116,182
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,389,988	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,939,116	(c)
Total Multi-Utilities					5,445,286
TOTAL UTILITIES					17,001,978
TOTAL CORPORATE BONDS & NOTES (Cost — $313,354,132)					322,439,942
ASSET-BACKED SECURITIES — 3.7%
Argent Securities Inc., 2004-W10 A2	0.650%	10/25/34	816,891		760,783	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.235%	6/25/33	2,678,746		2,435,517	(d)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.720%	10/25/35	1,200,000		1,133,868	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	991,889		777,198	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multi-Utilities — continued
Home Equity Asset Trust, 2004-8 M1	1.130%	3/25/35	641,516		$583,492	(d)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,853,000		418,418	(g)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	6,050,000		544,161	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.940%	9/25/34	1,900,000		1,775,235	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	2,807,857		2,843,851
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	595,945		600,806	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.780%	6/25/35	472,673		459,769	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.550%	1/25/33	1,516,806		1,383,447	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $13,003,669)					13,716,545
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.6%
ARM Trust, 2004-5 4A1	5.256%	4/25/35	1,131,381		1,093,877	(d)
Bayview Commercial Asset Trust, IO, 2005-2A	2.870%	8/25/35	27,291,206		985,213	(a)
Bear Stearns ARM Trust, 2005-12 24A1	5.592%	2/25/36	108,346		79,510	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB6 A2	3.095%	11/20/34	1,968,683		1,734,265	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	5.588%	7/27/36	687,951		686,551	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	370,883		342,687	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.820%	1/19/35	501,291		505,587	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	5.199%	8/25/35	1,000,000		919,790	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.320%	4/25/31	2,379,768		1,596,921	(d)
Sequoia Mortgage Trust, 2003-3 A1	0.591%	7/20/33	868,759		805,447	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.078%	6/25/47	1,135,015		805,718	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.357%	9/25/36	122,791		101,014	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $9,437,235)					9,656,580
CONVERTIBLE BONDS & NOTES — 0.2%
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Senior Notes (Cost - $488,588)	4.250%	8/15/12	556,000		523,335
SOVEREIGN BONDS — 4.9%
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	326,000	BRL	182,370
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,211,000	BRL	3,856,863
Total Brazil					4,039,233
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	752,468
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	1,100,000	PEN	453,343
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,169,775	(a)(e)
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		472,742	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,494,263	(a)(e)
Total United Arab Emirates					1,967,005
United Kingdom — 0.5%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,750,145
Venezuela — 1.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		3,797,727	(a)(e)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

January 31, 2011

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		$2,211,000	(e)
Total Venezuela					6,008,727
TOTAL SOVEREIGN BONDS (Cost — $17,531,172)					18,140,696

			SHARES
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost - $80,711)	7.875%		3,050		81,526	(d)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $353,895,507)					364,558,624

			FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.2%
Sovereign Bonds — 0.8%
Egypt Treasury Bills	9.233%	4/12/11	14,100,000	EGP	2,356,186	(h)
Egypt Treasury Bills	9.151%	4/26/11	3,825,000	EGP	639,035	(h)
Total Sovereign Bonds (Cost — $3,030,891)					2,995,221
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	25,000		24,991	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/16/11	125,000		124,949	(h)(i)
Total U.S. Government Agencies (Cost — $149,912)					149,940
Repurchase Agreements — 0.3%
Deutsche Bank Securities Inc. repurchase agreement dated 1/31/11; Proceeds at maturity - $1,100,006; (Fully collateralized by U.S. government agency obligations, 0.000% due 6/20/11; Market Value - $1,122,000) (Cost - $1,100,000)	0.200%	2/1/11	1,100,000		1,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $4,280,803)					4,245,161
TOTAL INVESTMENTS — 100.0% (Cost — $358,176,310#)					$368,803,785

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CAD	- Canadian Dollar
	EGP	- Egyptian Pound
	EUR	- Euro
	GBP	- British Pound
	IO	- Interest Only
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$322,439,942	—	$322,439,942
Asset-backed securities	—	12,753,966	$962,579	13,716,545
Collateralized mortgage obligations	—	9,656,580	—	9,656,580
Convertible bonds & notes	—	523,335	—	523,335
Sovereign bonds	—	18,140,696	—	18,140,696
Preferred stocks	$81,526	—	—	81,526
Total long-term investments	$81,526	$363,514,519	$962,579	$364,558,624
Short-term investments†	—	4,245,161	—	4,245,161
Total investments	$81,526	$367,759,680	$962,579	$368,803,785
Other financial instruments:
Futures contracts	$90,626	—	—	$90,626
Forward foreign currency contracts	—	$371,033	—	371,033
Total other financial instruments	$90,626	$371,033	—	$461,659
Total	$172,152	$368,130,713	$962,579	$369,265,444

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$56,562	—	$56,562

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	TOTAL
Balance as of October 31, 2010	$4,275,000	—	$4,275,000
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	(9,039)		(9,039)
Net purchases (sales)	(200,556)	—	(200,556)
Transfers into Level 3	—	$962,579	962,579
Transfers out of Level 3	(4,065,405)	—	(4,065,405)
Balance as of January 31, 2011	—	$962,579	$962,579
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011[1]	—	—	—

1 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(g) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held forward foreign currency with credit related contingent features which had a liability position of $56,562. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions.  Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2.  Investments

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,861,476
Gross unrealized depreciation	(8,234,001)
Net unrealized appreciation	$10,627,475

At January 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	3/11	$995,662	$966,375	$29,287
U.S. Treasury 30-Year Bonds	11	3/11	1,388,214	1,326,875	61,339
Net unrealized gain on open futures contracts					$90,626

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$25,947,840	0.959%	$26,117,248

*Averages based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.650% to 1.250% during the period ended January 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $63,578.

At January 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 11/3/10 bearing 0.750% to be repurchased at $518,973 on 3/15/11, collateralized by: $500,000 Centrais Eletricas Brasileiras SA, 6.875% due 7/30/19; Market value (including accrued interest) $567,180	$517,550

Reverse repurchase agreement with Credit Suisse, dated 11/4/10 bearing 0.850% to be repurchased at $1,457,043 on 3/15/11, collateralized by: $1,900,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,926,701	1,452,550

Reverse repurchase agreement with Credit Suisse, dated 11/4/10 bearing 0.850% to be repurchased at $742,891 on 3/15/11, collateralized by: $1,000,000 AES El Salvador Trust, 6.750% due 2/1/16; Market value (including accrued interest) $1,012,617	740,600

Reverse repurchase agreement with Credit Suisse, dated 11/4/10 bearing 0.750% to be repurchased at $1,170,686 on 3/15/11, collateralized by: $1,250,000 MDC-GMTN B.V., 7.625% due 5/6/19; Market value (including accrued interest) $1,517,169	1,167,500

Reverse repurchase agreement with Credit Suisse, dated 11/24/10 bearing 0.650% to be repurchased at $1,724,790 on 3/15/11, collateralized by: $1,800,000 America Movil SAB de CV, 5.625% due 11/15/17; Market value (including accrued interest) $2,016,459	1,721,340

Reverse repurchase agreement with Credit Suisse, dated 12/22/10 bearing 0.850% to be repurchased at $2,042,416 on 3/15/11, collateralized by: $2,530,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $2,767,518	2,038,421

Notes to Schedule of Investments (unaudited) (continued)

Security	Face Amount
Reverse repurchase agreement with Credit Suisse, dated 12/31/10 bearing 0.850% to be repurchased at $1,456,520 on 3/15/11, collateralized by: $1,650,000 Ecopetrol SA, 7.625% due 7/23/19; Market value (including accrued interest) $1,921,253	$1,453,980

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at $2,837,560 on 3/18/11, collateralized by: $3,070,000 RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17; Market value (including accrued interest) $3,211,442	2,800,761

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $2,750,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $3,193,502	2,628,175

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.250% to be repurchased at $2,023,569 on 3/18/11, collateralized by: $3,000,000 Bolivarian Republic of Venezuela, 9.250% due 9/15/27; Market value (including accrued interest) $2,317,554	1,993,800

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.250% to be repurchased at $2,304,704 on 3/18/11, collateralized by: $3,500,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,598,203	2,270,800

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $1,150,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $1,261,783	1,081,460

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,780,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,933,338	1,682,100

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 9/14/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $300,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $321,323	284,090

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 10/7/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,680,000 Southern Copper Corp., 6.750% due 4/16/40; Market value (including accrued interest) $1,754,054	1,692,600

Reverse repurchase agreement with Deutsche Bank Securities Inc., dated 10/7/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,146,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,601,352	2,319,826

Total Reverse Repurchase Agreements (Proceeds — $25,845,553)	$25,845,553

At January 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Morgan Stanley	500,000	$684,458	2/14/11	$28,412
Euro	UBS AG	1,325,928	1,815,085	2/14/11	15,085
Euro	UBS AG	1,461,340	2,000,453	2/14/11	453
					43,950
Contracts to Sell:
British Pound	Morgan Stanley	18,456,741	29,562,096	2/14/11	198,014
Canadian Dollar	Morgan Stanley	2,000,000	1,996,773	2/14/11	(2,497)
Euro	Morgan Stanley	37,767,932	51,701,161	2/14/11	120,785
Euro	UBS AG	1,000,000	1,368,917	2/14/11	(54,065)
Euro	UBS AG	2,225,000	3,045,840	2/14/11	8,284
					270,521
Net unrealized gain on open forward foreign currency contracts					$314,471

Notes to Schedule of Investments (unaudited) (continued)

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$90,626	—	—	—	$90,626
Foreign Exchange Contracts	—	—	$371,033	$(56,562)	314,471
Total	$90,626	—	$371,033	$(56,562)	$405,097

During the period ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,360,914
Forward foreign currency contracts (to buy)	4,270,664
Forward foreign currency contracts (to sell)	87,778,922

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: March 25, 2011